UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 25, 2022

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On July 25, 2022, the Board of Directors (the “Board”) of Socket Mobile, Inc. (the “Company”) appointed Laura Weinstein to serve as a director until the Company’s 2023 Annual Meeting of Stockholders or until her successor is duly elected and qualified. There are no arrangements or understandings between Ms. Weinstein and any other persons pursuant to which she was elected to serve on the Board.

Laura Weinstein is a seasoned legal professional with over 20 years’ experience as general counsel and corporate secretary to technology and other high-growth companies. In 2017, Ms. Weinstein joined Coda Law Group, where she advises corporate clients and works closely with senior executives and legal teams to provide strategic guidance, manage complex commercial transactions, and advise on routine legal matters. Prior to Coda Law, Ms. Weinstein served as general counsel and corporate secretary at Symphony Teleca Corp. (Harman International), Tapjoy, Inc. (ironSource), and Planet, Inc. Earlier in her career, Ms. Weinstein practiced civil litigation and white-collar criminal defense in New York City, following a judicial clerkship at the U.S. Court of Appeals for the 2d Circuit. Ms. Weinstein earned her J.D. from NYU Law School and a B.A. from Amherst College.

Ms. Weinstein is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Ms. Weinstein will enter into the Company’s standard form of indemnification agreement, a copy of which was previously filed on [January 27, 2009 as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-25904)]. In addition, Ms. Weinstein will be compensated for service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: July 26, 2022	/s/ Lynn Zhao
Name: Lynn Zhao Vice President, Finance and Administration and Chief Financial Officer